Exhibit 99.1

Patriot Bank Receives Conditional OCC Approval Required under Merger Agreement with American Challenger

STAMFORD, Connecticut, Wednesday, July 6, 2022 (GLOBE NEWSWIRE), Patriot National Bancorp, Inc., a Connecticut corporation (“Patriot”), announced today that, on June 30, 2022, the Office of the Comptroller of the Currency (the “OCC”) conditionally approved the application of Patriot Bank, National Association (“Patriot Bank”) to substantially change its asset composition under 12 CFR 5.53 in connection with the transactions (the “Proposed Transactions”) contemplated by the Merger Agreement, dated November 14, 2021, between Patriot and American Challenger Development Corp. (“American Challenger”), as amended (the “Merger Agreement”). This OCC approval is a requisite regulatory approval under the Merger Agreement.

The OCC approval will automatically terminate if the Proposed Transactions are not consummated within six (6) months of June 30, 2022, unless the OCC grants an extension of the time period. The closing of the Proposed Transactions, including the merger of American Challenger with and into Patriot, with Patriot as the surviving corporation (the “Merger”), and the closing of a capital raise of at least $875 million (the “Capital Raise”) by Patriot and Patriot Bank, remains subject to the satisfaction or waiver of the remaining closing conditions set forth in the Merger Agreement, including obtaining shareholder approval and other customary closing conditions as previously disclosed by Patriot.

Michael Carrazza, Patriot’s Chairman added, “The receipt of OCC approval is a significant and necessary milestone that has been achieved toward completing our merger with American Challenger. We are thrilled to have gained regulatory support for our forward business plan and intentions to create one of the largest digital-forward banks in the country.” Patriot is working closely with American Challenger and investors in efforts to meet the remaining closing conditions. Closing of the Capital Raise and Merger transaction remains subject to shareholder approval.

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Cautionary Statement About Forward-Looking Statements:

This release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding business plans and future performance of Patriot. Words such as “anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," “targets,” “designed,” "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Patriot’s current expectations and assumptions regarding Patriot’s businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Patriot’s future financial results and performance and could cause the actual results, performance or achievements of Patriot to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transactions may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where Patriot does business, (2) disruption to the parties’ business activities as a result of the announcement and pendency of the proposed transactions and diversion of management’s attention from ongoing business activities and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement, dated November 14, 2021, between Patriot and American Challenger, as amended (the “Merger Agreement”), or the investment agreements between Patriot and the investors in the capital raise, (4) the risk that the integration of Patriot and American Challenger will be materially delayed or will be more costly or difficult than expected or that Patriot and American Challenger are otherwise unable to successfully integrate their companies, (5) the failure to obtain the necessary approvals of Patriot’s shareholders, (6) the outcome of any legal proceedings that may be instituted against Patriot and/or American Challenger, (7) the failure to obtain required governmental approvals or a delay in obtaining such approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transactions), (8) reputational risk and potential adverse reactions of Patriot’s and/or American Challenger’s customers, suppliers, employees or other business partners, as applicable, including those resulting from the announcement or completion of the proposed transactions, (9) the failure of any of the closing conditions in the Merger Agreement or Investment Agreements to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger or capital raise, (11) the possibility that the proposed merger and capital raise may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by Patriot’s issuance of additional shares of its capital stock in connection with the proposed transactions, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of Patriot, including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, and (15) the impact of the ongoing global COVID-19 pandemic on Patriot’s and/or American Challenger’s businesses, the ability to complete the proposed transactions and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, Patriot disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included in this communication to reflect future events or developments. Further information regarding Patriot which could affect the forward-looking statements contained herein can be found in Patriot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (“Form 10-K”), its subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission (“SEC”) and in the proxy statement related to the proposed transactions.

Additional Information and Where to Find It

In connection with the proposed merger and capital raise, Patriot will file a proxy statement and other relevant documents with the SEC. SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the proxy statement (when available) and other documents filed by Patriot at the SEC's website at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from Patriot by directing such request to Patriot at 900 Bedford Street, Stamford, CT, 06901, Attention: Michael Carrazza, telephone: 203-251-8230.

Participants in the Solicitation

Patriot and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the merger and capital raise. A list of the names of such directors and executive officers and information concerning such participants’ ownership of Patriot common stock is set forth in Patriot’s Form 10-K, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such Form 10-K. Additional information about the interests of those participants may be obtained from reading the proxy statement relating to the merger and capital raise when it becomes available, or by directing a request to Patriot at 900 Bedford Street, Stamford, CT, 06901, Attention: Michael Carrazza, telephone: (203) 251-8230.

American Challenger and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from Patriot’s shareholders in connection with the merger and capital raise. A list of the names of such directors and executive officers and information regarding their interests in the merger will be contained in the proxy statement when available.

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About Patriot National Bancorp, Inc.

Founded in 1994, and now celebrating its 28th year, Patriot National Bancorp, Inc. is the parent holding company of Patriot Bank N.A. (“Bank”), a nationally chartered bank headquartered in Stamford, CT. The Bank is headquartered in Stamford and operates 9 branch locations: in Scarsdale, NY; and Darien, Fairfield, Greenwich, Milford, Norwalk, Orange, Stamford, Westport, CT with Express Banking locations at Bridgeport/ Housatonic Community College, downtown New Haven and Trumbull at Westfield Mall. The Bank also maintains SBA lending offices in Stamford, Connecticut, Florida, Georgia, Mississippi, along with a Rhode Island operations center.

Patriot’s mission is to serve its local community and nationwide customer base by providing a growing array of banking solutions to meet the needs of individuals and small businesses owners. Patriot places great value in the integrity of its people and how it conducts business. An emphasis on building strong client relationships and community involvement are cornerstones of Patriot’s philosophy as it seeks to maximize shareholder value.